SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Strategic Equity Long/Short Fund

Effective immediately, the following disclosure replaces similar disclosure contained under the “OTHER POLICIES AND RISKS — Fore More Information” section within the “FUND DETAILS” section of the fund’s prospectus:

A complete list of the fund’s portfolio holdings as of the month-end is posted on dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current.

In addition, the fund’s top ten equity holdings and other fund information is posted on dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Characteristics of the fund’s portfolio holdings, including exposure, style and risk characteristics, may be posted on dws-investments.com more frequently. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

May 22, 2014 PROSTKR-393